COLLATERAL SUMMARY REPORTS FOR
                                                RAMP SERIES 2003-RS2 TRUST





                  SUPPLEMENTAL AGGREGATE COLLATERAL STATISTICS


                          $1,200,000,000 (APPROXIMATE)

                           RAMP SERIES 2003-RS2 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RS2

                                 MARCH 11, 2003


                     GMAC RFC SECURITIES (graphic omitted)

     ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.






_______________________________________________________________________________
This Information was prepared by J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor


_______________________________________________________________________________
This Information was prepared by J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



   RAMP SERIES 2003-RS2 - COLLATERAL CHARACTERISTICS (GROUP I MORTGAGE LOANS)

                                 SUMMARY REPORT

---------------------------------------------------------------------------------------------------------------
                                         EXPANDED
                           ALTERNET      CRITERIA      HOME SOLUTION
                          EXCEPTIONS    EXCEPTIONS       EXCEPTIONS
                                                       (1ST LIEN HIGH
                          (SUBPRIME)   (ALT-A)               LTV)         JUMBO A      SEASONED
                                                                        EXCEPTIONS       LOANS          TOTAL
SHELF                        RASC          RALI           RAMP-RZ          RFMSI
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PERCENT OF TOTAL               24.80%         68.03%              1.96%        2.98%        2.23%      100.00%
PRINCIPAL BALANCE ($)    $148,813,333   $408,215,724        $11,735,581  $17,866,508  $13,399,522 $600,030,667
NUMBER OF LOANS                   927          2,261                 98           40           71        3,397
AVERAGE BALANCE ($)          $160,532       $180,547           $119,751     $446,663     $188,726     $176,635
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
WA MORTGAGE RATE                8.42%          7.55%              7.80%        6.27%        8.29%        7.75%
WA AGE (MOS)                        3              2                  3            3           78            4
WA REMAINING TERM TO
MATURITY (MOS)                    332            334                343          319          269          332
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
WA CREDIT SCORE                   643            681                708          682          599          671
WA ORIGINAL LTV *              90.74%         83.82%             99.92%       71.43%       75.60%       85.30%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
ORIGINAL LTV>80% W/MI           3.96%         96.96%              2.26%      100.00%       86.27%       63.37%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PURCHASE                       35.08%         63.56%             63.01%       18.14%       48.70%       54.80%
EQUITY REFINANCE               55.10%         26.24%             30.62%       52.17%       15.92%       34.03%
RATE/TERM REFINANCE             9.82%         10.19%              6.37%       29.69%       35.38%       11.17%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY             83.84%         49.24%             49.37%        1.96%        0.00%       55.32%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
SERVICED BY HOMECOMINGS       100.00%         96.90%            100.00%       88.65%       25.79%       95.89%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
CURRENT                        85.31%         98.82%            100.00%      100.00%      100.00%       95.55%
30 TO 59 DAYS
DELINQUENT                     14.34%          1.14%              0.00%        0.00%        0.00%        4.33%
60 TO 89 DAYS
DELINQUENT                      0.36%          0.04%              0.00%        0.00%        0.00%        0.12%
---------------------------------------------------------------------------------------------------------------

*With  respect  to  Mortgage  Loans  secured  by  second  liens,   the  combined
loan-to-value ratio is used for this table and throughout this prospectus supplement.


                  RAMP SERIES 2003-RS2 - COLLATERAL CHARACTERISTICS (GROUP II LOANS)

                                 SUMMARY REPORT

---------------------------------------------------------------------------------------------------------------------
                                           EXPANDED       HOME SOLUTION
                            ALTERNET       CRITERIA         EXCEPTIONS
                           EXCEPTIONS     EXCEPTIONS      (1ST LIEN HIGH      JUMBO A
                           (SUBPRIME)      (ALT-A)              LTV)
                                                                            EXCEPTIONS      SEASONED          TOTAL
SHELF                         RASC           RALI            RAMP-RZ           RFMSI         LOANS
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
PERCENT OF TOTAL                88.16%            9.11%              0.01%          2.10%        0.62%       100.00%
PRINCIPAL BALANCE ($)      $529,209,735     $54,681,677            $79,804    $12,594,726   $3,696,573  $600,262,515
NUMBER OF LOANS                  3,632              287                  1             26           24         3,970
AVERAGE BALANCE ($)           $145,708         $190,528            $79,804       $484,413     $154,024      $151,200
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
WA MORTGAGE RATE                 8.57%            6.59%             10.50%          5.44%        6.04%         8.31%
WA AGE (MOS)                         3                2                  3              5           93             4
WA REMAINING TERM TO
MATURITY (MOS)                     357              358                357            349          266           356
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
WA MARGIN                        7.66%            3.69%              8.50%          2.68%        3.14%         7.16%
WA LIFETIME CAP                 14.89%           12.24%             16.50%         10.75%       13.18%        14.55%
WA NEXT RATE ADJ (MOS)              24               46                 21             48            8            26
WA RATE RESET FREQUENCY
(MOS)                                6                8                  6             12           11             6
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
WA CREDIT SCORE                    624              697                594            732          558           633
WA ORIGINAL LTV                 93.76%           83.31%            100.00%         69.03%       78.19%        92.19%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ORIGINAL LTV > 80% W/ MI         0.15%           67.79%              0.00%        100.00%       71.38%         4.03%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
PURCHASE                        54.32%           63.97%            100.00%         26.52%       70.40%        54.72%
EQUITY REFINANCE                41.36%           26.15%              0.00%         23.48%       20.82%        39.46%
RATE/TERM REFINANCE              4.33%            9.88%              0.00%         50.00%        8.78%         5.82%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY              90.23%           40.38%            100.00%          2.46%        0.00%        83.29%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SERVICED BY HOMECOMINGS         99.98%          100.00%            100.00%         18.16%       46.97%        97.94%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
CURRENT                         82.61%           97.09%            100.00%        100.00%       96.71%        84.38%
30 TO 59 DAYS DELINQUENT        16.78%            2.91%              0.00%          0.00%        3.29%        15.08%
60 TO 89 DAYS DELINQUENT         0.61%            0.00%              0.00%          0.00%        0.00%         0.54%
---------------------------------------------------------------------------------------------------------------------


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